UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     Section 1503 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires reporting on a Current Report on Form 8-K the receipt of an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 (the “Mine Act”) issued by the Federal Mine Safety and Health Administration (“MSHA”).
     On May 24, 2011, Chevron Mining Inc., a wholly owned subsidiary of Chevron Corporation, received an imminent danger order under the Mine Act relating to a maintenance issue on a man-van and shovel at the company’s Kemmerer Mine, located in Lincoln County, Wyoming. The man-van had been taken out of service for repairs the day before the order was issued. The shovel was inspected by MSHA and no deficiencies were found. On May 26, 2011, MSHA vacated the order.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 31, 2011

CHEVRON CORPORATION (REGISTRANT)
/s/ Matthew J. Foehr
Matthew J. Foehr, Vice President and Comptroller
(Principal Accounting Officer and Duly Authorized Officer)